UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2013

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 9, 2013, Thomas E. Richards, Chairman and Chief Executive Officer of CDW Corporation (the “Company”), is scheduled to present at the Raymond James 2013 Systems, Semiconductors, Software and Supply Chain Conference at 10:15 a.m. EST at the InterContinental Barclay Hotel in New York City. A copy of the presentation materials, which contains forward-looking statements, is furnished herewith as Exhibit 99.1.

The presentation materials include financial information not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that such non-GAAP measures are useful to help investors better understand the Company’s operating performance and cash flows, including its ability to meet its future debt service, capital expenditures and working capital requirements, as well as its competitive position. For a detailed reconciliation of such non-GAAP measures to financial measures prepared in accordance with GAAP, please refer to the reconciliation schedules posted on the Investor Relations section of the Company’s website at http://investor.cdw.com/financials.cfm.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Note on Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the future financial performance of the Company. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others: the Company’s substantial indebtedness; restrictions imposed by agreements relating to the Company’s indebtedness on its operations and liquidity; changes in economic conditions; decreases in spending on technology products by the Company’s customers; the Company’s relationships with vendor partners and availability of their products; continued innovations in hardware, software and services by the Company’s vendor partners; substantial competition that could reduce the Company’s market share; the continuing development, maintenance and operation of the Company’s information technology systems; potential breaches of data security; potential failures to comply with public segment contracts or applicable laws and regulations; potential failures to provide high-quality services to the Company’s customers; potential losses of any key personnel; potential interruptions of the flow of products from suppliers; potential adverse occurrences at one of the Company’s primary facilities or customer data centers; the Company’s dependence on commercial delivery services; the Company’s exposure to accounts receivable and inventory risks; future acquisitions or alliances; fluctuations in the Company’s operating results; current and future legal proceedings and audits; and other risk factors or uncertainties identified from time to time in the Company’s filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. The Company undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Conference presentation, dated December 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: December 9, 2013	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference presentation, dated December 9, 2013.